SCHEDULE 14A
                               (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
| X|  Preliminary proxy statement
|_ | Confidential for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_ |  Definitive proxy statement
|_ |  Definitive additional materials
|_ |  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Third Avenue Trust
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              (Name of Registrant as Specified in Its Charter)


                                    N/A
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  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
      Common Stock, par value $0.01 per share.

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(2)   Aggregate number of securities to which transactions applies:

      N/A

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      N/A

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(4)   Proposed maximum aggregate value of transaction:

      N/A

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(5)   Total fee paid:

      N/A

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:


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     (3)  Filing party:


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     (4)  Date filed:


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June xx, 2002

Dear Fellow Shareholders:

As you may already know, EQSF Advisers, Inc., the parent company of the adviser to the Third Avenue Funds ("the Manager"), has reached an agreement with Affiliated Managers Group, Inc. ("AMG") for AMG to purchase an indirect majority interest in the Manager. We expect to complete this transaction during the summer (subject to the necessary regulatory approvals and other customary conditions). Under the Investment Company Act of 1940, we need your approval of a new investment advisory agreement relating to your fund to continue to manage your fund after AMG formally acquires its interest in the Manager.

We place a very high value on our independence and our ability to make investment decisions free of any consideration other than what is in the best interests of our clients and the assets we manage. As we have no interest in changing what we do for our own investments and those entrusted to us by our clients, the decision to bring in an outside investor has not been taken lightly. We believe that the AMG transaction will permit us to continue to pursue our unique deep value style of investing without any changes upon completion of this transaction.

The partnership with AMG strategically positions our firm for the future. The senior employees of the Manager will hold significant ownership. Moreover, we believe the transaction will help us to continue to incent and attract top quality talent by awarding them equity ownership, and plan for the next generation of owners. In the meantime, our partnership with AMG is designed to ensure that our current management team remains intact for many years to come. Toward this end, we, along with all senior portfolio managers, have signed long-term employment agreements. This stability, as well as increased equity ownership for certain key employees, should help to assure that the new partnership maximizes our continued focus on creating value for our clients.

AMG's business is to make equity investments in companies such as ours to perpetuate and encourage an entrepreneurial environment in which to grow and prosper. AMG's management is of the highest caliber and we believe its priorities and motivations are totally consistent with our own. AMG has a proven track record of successful partnerships with firms such as ours, with 17 autonomous affiliates that collectively manage over $81 billion in assets.

We believe that the transaction with AMG will serve to strengthen us and our ability to serve you as we go forward. We hope that you will agree and vote your shares in favor of the new investment advisory agreement described in the enclosed proxy statement. Thank you for your time, and the trust you have placed with us.

                                          Sincerely,

                                          EQSF ADVISERS, INC.


                                          By_____________________________
                                            Name:  Martin J. Whitman
                                            Title: Chairman


                                          By___________________________
                                            Name:  David M. Barse
                                            Title: President






                             THIRD AVENUE FUNDS

                              767 Third Avenue
                       New York, New York 10017-2023
                               1-800-443-1021

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON ___________, 2002


To Shareholders of Third Avenue Funds:

         We invite you to attend a Special Meeting of Shareholders of Third Avenue Trust, a Delaware business trust consisting of the Third Avenue Value Fund, the Third Avenue Small-Cap Value Fund, the Third Avenue Real Estate Value Fund and the Third Avenue International Value Fund. The Special Meeting will be held on _____________, 2002 at __________, Eastern time, at the offices of the Third Avenue Funds, 767 Third Avenue, New York, New York 10017-2023. The Third Avenue Trust is hereinafter referred to as the "Trust," and the Third Avenue Value Fund, the Third Avenue Small-Cap Value Fund, the Third Avenue Real Estate Value Fund, and the Third Avenue International Value Fund are each hereinafter referred to as a "Fund" and collectively as the "Funds." As we describe in the accompanying Proxy Statement, the shareholders will vote on the following matters:

1. The election of 10 Trustees to the Trust's Board of Trustees (Proposal
1);

2. Proposals to approve new Investment Advisory Agreements for each Fund between the Trust, on behalf of each Fund, and Third Avenue Management LLC (the "Manager") to take effect upon the closing of the acquisition of a majority interest in the Manager's parent company, Third Avenue Holdings LLC, by Affiliated Managers Group, Inc. (Proposal 2);

3. To consider and act upon such other business as may properly come before the Special Meeting.

         The close of business on ________, 2002 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting.

         The Board of Trustees of the Trust unanimously recommends that you vote FOR all of the nominees for Trustees and for approval of the relevant new Investment Advisory Agreements. This notice and related materials are first being mailed on or about _______, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT AS SOON AS YOU CAN IN THE ENVELOPE WE HAVE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING, YOU CAN REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

                                       By Order of the Board of Trustees,


                                       W. James Hall
                                       Secretary


New York, New York
________, 2002



                         FREQUENTLY ASKED QUESTIONS


Q:       WHY HAVE I RECEIVED THIS PROXY STATEMENT?

         The Trust's Board of Trustees has sent you this Proxy Statement to ask for your vote as a shareholder of one or more of the Funds.

Q:       WHAT AM I VOTING ON?

         You will vote on electing 10 Trustees to the Trust's Board of Trustees and on approving a new Investment Advisory Agreement for each Fund of which you are a shareholder between the Trust, on behalf of each Fund, and the Manager.

Q: WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?

         The Funds are presently managed by the Manager. The owners of the Manager's parent company, Third Avenue Holdings LLC ("Holdings"), have entered into agreements with Affiliated Managers Group, Inc. ("AMG") pursuant to which AMG will purchase a majority interest in Holdings, and the senior members of the Manager's management team will own a substantial interest in Holdings and have entered into long-term employment agreements to provide greater assurance of their continuity with the Funds. Upon completion of the AMG transaction, except in limited circumstances, the Manager's present management is expected to continue to conduct the day-to-day business activities of the Manager, including portfolio management for the Funds. Because it entails a change of control of the Manager, AMG's investment will result in an "assignment" and consequent automatic termination of each Fund's current Investment Advisory Agreement with the Manager under the Investment Company Act of 1940. In order for a Fund to continue receiving the Manager's services after the AMG transaction closes, the shareholders of each Fund must approve a new Investment Advisory Agreement.

Q:       HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

         The Board of Trustees believe the AMG transaction will be beneficial for shareholders of the Funds by increasing the stake of the Manager's professional personnel in the success of the Funds and strengthening their long-term commitment to the Funds. Your investment in the Funds will remain the same upon completion of AMG's investment in the Manager. You will still own the same shares in the same Fund and you will continue to be able to buy and sell shares at net asset value without any sales charge. In addition, the advisory services performed by the Manager are expected to be performed by the same personnel who have previously provided these services.

Q:       WILL MY FUND'S INVESTMENT ADVISORY FEES BE THE SAME?

         Yes, the fee rate for investment advice charged to your Fund under the new Investment Advisory Agreements will remain the same as under the Funds' current Investment Advisory Agreements.

Q:       WHO IS ENTITLED TO VOTE?

         If you owned shares of a Fund as of the close of business on the record date, ___________2002, you are entitled to vote. You will be entitled to one vote per share for each share you owned on the record date. However, with respect to Proposal 2 you will be allowed to vote your shares of a Fund only with respect to approval of that Fund's new Investment Advisory Agreement. For example, if you own shares of Third Avenue Value Fund, but not Third Avenue Small-Cap Value Fund, you may vote for or against the approval of the new Investment Advisory Agreement for Third Avenue Value Fund, but not for or against the approval of the new Investment Advisory Agreement for Third Avenue Small-Cap Value Fund.

         The table below sets forth the proposals for which shareholders of each Fund may vote:


        PROPOSAL                                                   FUNDS(S) VOTING ON PROPOSAL
        --------                                                   ---------------------------
        1.  Election of Trustees                                   All Funds, voting together
        2. Approval of Investment Advisory Agreement               Each Fund, voting separately


Q:       DO I NEED TO ATTEND THE SPECIAL MEETING IN ORDER TO VOTE?

         No. You can vote without attending the Special Meeting by completing and mailing the enclosed proxy card or by telephone or internet using the instructions on the enclosed proxy card. If you vote by telephone or internet, do not return your proxy card.

Q:       HOW WILL PROXIES BE SOLICITED?

         The Trust will solicit proxies by mail. Certain of the Trust's officers and employees may also solicit by telephone, telegram and personally. Proxies may also be solicited personally or by mail, telephone or electronic means by Trustees, officers and regular employees of the Trust, the Manager and PFPC Inc., the Funds' transfer agent. The Trust will not pay these officers and employees specifically for soliciting proxies. In addition, the Trust will retain ___________, a professional proxy solicitor, for an estimated fee of approximately $______ plus out-of-pocket expenses. The Manager and AMG, not the Funds, will bear the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material and the fees of __________.

Q:       WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

         Each of the matters being voted on requires that a "quorum" be present for action to be taken on that matter. A "quorum" means a majority of the shares entitled to vote on a matter that are outstanding on the record date. An affirmative vote of a majority of each Fund's outstanding shares on the record date, or if less, at least two-thirds of the shares of such Fund present at the meeting (if holders of more than 50% of the outstanding shares are present in person or by proxy) is necessary to approve its respective New Advisory Agreement. Trustees are elected by a plurality of the votes cast at the Meeting. The election of trustees is by plurality vote, meaning that the nominees with the highest number of votes will be elected.

Q:       CAN THE SPECIAL MEETING BE ADJOURNED?

         Yes. The Special Meeting could be adjourned if, for example, a quorum does not exist. For purposes of any adjournment, proxies will be voted "FOR" any adjournment favored by the proxies unless you direct otherwise on the enclosed proxy. The proxies named on the enclosed proxy card are ____________ and ____________, who are senior officers of the Manager.

Q:       WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT MARK MY
         VOTE?

         Your proxy will be voted in favor of all matters.

Q:       MAY I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Trust in writing (by subsequent proxy or otherwise). Your presence at the Special Meeting does not itself revoke your proxy.

Q:       HOW CAN I OBTAIN A COPY OF A FUND'S ANNUAL REPORT?

         You may request a copy of the Funds' latest annual and semi-annual reports by writing to their principal executive office at Third Avenue Funds, 767 Third Avenue, New York, NY 10017, Attention:
         Marketing Department, or by calling (800) 443-1021. These copies will be furnished by the Trust free of charge.

Q:       WHO ARE THE PRINCIPAL SHAREHOLDERS OF EACH FUND?

         The principal shareholders of each Fund are set forth on Annex A to this Proxy Statement. Each of these shareholders has stated that it is acting as the nominee or broker of record for various investors and disclaims beneficial interest in the shares.



                             PRELIMINARY PROXY


                             THIRD AVENUE FUNDS
                              767 Third Avenue
                       New York, New York 10017-2023

                              PROXY STATEMENT

                      SPECIAL MEETING OF SHAREHOLDERS
                              __________, 2002


                               PROPOSAL NO. 1
                      ELECTION OF A BOARD OF TRUSTEES

                              TRUSTEE NOMINEES


                  At the Special Meeting, 10 Trustees will be elected to hold office until their respective successors are chosen and qualified. The Trust's Board of Trustees have nominated 10 people for election as Trustees of the Trust: David M. Barse, Martin J. Whitman, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski, Martin Shubik and Charles C. Walden. The nomination of the independent Trustees was at the discretion of the Trust's incumbent independent Trustees. The individuals named on the enclosed proxy card intend to vote for the election of all of the nominees. They will also vote proxies for any person that the Board of Trustees may recommend in place of a nominee if that nominee becomes unable to serve as a Trustee before the Special Meeting.

                  Currently, David M. Barse, Phyllis W. Beck, Barbara Whitman, Martin J. Whitman, Lucinda Franks, Gerald Hellerman, Marvin Moser, Donald Rappaport, Myron M. Sheinfeld, Martin Shubik and Charles C. Walden serve as Trustees of the Trust. Messrs. Aber, Chapman, Kaier and Rakowski have not previously served on the Trust's Board of Trustees. The election of the Trustees named below is contingent on the closing of the AMG transaction, and at such closing, Messrs. Hellerman, Rappaport and Sheinfeld and Ms. Whitman and Ms. Beck will have been replaced by elected nominees listed below, and the Board shall be reduced from eleven to ten Trustees. Each nominee for Trustee has consented to being named as a nominee and to serve if elected. Certain important information regarding the nominees (including their principal occupations for at least the last five years) is set forth below.

Interested Trustee Nominees


                                                                                       No. of
                                                                                     Portfolios
                                                                                       in Fund
                  Term of Office                                                       Complex        Other
  Name, Age &      and Length of                           Principal Occupation       Overseen    Directorships
   Address         Time Served      Position(s)           During Past 5 Years        by Trustee   held by Trustee
   -------         -----------      -----------           -------------------        ----------   ---------------

Interested
Trustees

David M.           Trustee since   President, COO,   President and Chief Operating        5       Director (7/97 to
Barse*(40)            9/01**         and Trustee     Officer (COO) (5/98 to                       Present) of CGA
                                                     Present), Trustee (9/01 to                   Group, Ltd.
767 Third Avenue                                     Present) and Executive Vice                  (insurance); Director
New York, NY                                         President (4/95 to 5/98) of                  (7/96 to Present)
10017-2023                                           Third Avenue Trust; President                of Danielson
                                                     and COO (7/99 to Present), and               Holding
                                                     Trustee (9/01 to Present) of                 Corporation and
                                                     Third Avenue Variable Series                 certain
                                                     Trust; President and COO (7/96               subsidiaries.
                                                     to Present) of Danielson
                                                     Holding Corporation; President
                                                     and COO (2/98 to Present),
                                                     Executive Vice President (4/95
                                                     to 2/98), and Director (4/95
                                                     to Present) of EQSF Advisers,
                                                     Inc. and its successor, Third
                                                     Avenue Management LLC;
                                                     Chairman (1/02 to Present),
                                                     Chief Executive Officer (CEO)
                                                     (7/99 to Present), President
                                                     (6/95 to Present), Director
                                                     and COO (1/95 to Present) of
                                                     M.J. Whitman, Inc. (registered
                                                     broker-dealer); CEO (7/99 to
                                                     Present), President (6/95 to
                                                     Present), Director and COO
                                                     (1/95 to Present) of M.J.
                                                     Whitman Advisers, Inc.
                                                     (registered investment
                                                     adviser); Director (2/01 to
                                                     Present) of American Capital
                                                     Access Holdings, Inc.

Martin J.          Trustee since  Chairman, CEO and  Chairman and CEO (3/90 to            5       Chairman (8/90 to
Whitman * (77)        11/90**          Trustee       Present), President (1/91 to                 8/99) and
767 Third Avenue                                     5/98) of Third Avenue Trust;                 Director (8/90 to
New York, NY                                         Chairman and CEO (7/99 to                    Present) of
10017-2023                                           Present) of Third Avenue                     Danielson Holding
                                                     Variable Series Trust;                       Corporation, and
                                                     Chairman and CEO (3/90 to                    certain
                                                     Present), President (1/91 to                 subsidiaries;
                                                     2/98), of EQSF Advisers, Inc.                Director (3/91 to
                                                     and its successor, Third                     Present) of
                                                     Avenue Management LLC; Chief                 Nabors
                                                     Investment Officer (CIO)                     Industries, Inc.,
                                                     (12/90 to 7/96) and CEO (7/96                (international
                                                     to Present) of Danielson                     oil drilling
                                                     Holding Corporation; Chairman,               services);
                                                     CEO (1/95 to Present), and CIO               Director (5/00 to
                                                     (10/92 to Present) of M.J.                   12/01) of Stewart
                                                     Whitman Advisers, Inc.;                      Information
                                                     Distinguished Management                     Services Corp.
                                                     Fellow (1972 to 6/00) and                    (title, real
                                                     Member of the Advisory Board                 estate); Director
                                                     (10/94 to 6/95) of the Yale                  (8/97 to 5/01) of
                                                     School of Management at Yale                 Tejon Ranch Co.
                                                     University; Adjunct Professor                (land development
                                                     (1/01 to 12/01) of the                       and agribusiness).
                                                     Columbia University Graduate
                                                     School of Business; CEO,
                                                     President and Director (10/74
                                                     to Present) of Martin J.
                                                     Whitman & Co., Inc. (formerly
                                                     M.J. Whitman & Co. Inc.)
                                                     (private investment company);
                                                     Chartered Financial Analyst.

Independent Trustee Nominees

                                                                                       No. of
                                                                                     Portfolios
                             Term of                                                   in Fund
                           Office and                                                  Complex          Other
                            Length of                     Principal Occupation       Overseen by    Directorships
   Name, Age & Address     Time Served  Position(s)        During Past 5 Years         Trustee     held by Trustee
   -------------------     -----------  -----------        -------------------         -------     ---------------
Jack W. Aber (64)               **        Nominee    Professor of Finance, Boston         5        Trustee, The
595 Commonwealth Avenue                              University School of                          Managers Funds
Boston, MA 02515                                     Management since 1972.                        (10 portfolios);
                                                                                                   Trustee of Managers
                                                                                                   AMG Funds (7
                                                                                                   portfolios), Managers
                                                                                                   Trust I (2
                                                                                                   portfolios) and
                                                                                                   Managers Trust II (1
                                                                                                   portfolio). He serves
                                                                                                   as a Director of
                                                                                                   Appleton Growth Fund.

William E. Chapman II (62)      **        Nominee    Trustee; President and Owner,        5       Trustee, The
605A Creek View Avenue                               Longboat Retirement Planning                 Managers Funds
Annapolis, MD 21403                                  Solutions since 1998.  He                    (10 portfolios);
                                                     serves as part time employee                 Trustee of
                                                     of Hewitt Associates, LLC                    Managers AMG
                                                     delivering retirement and                    Funds (7
                                                     investment education                         portfolios),
                                                     seminars.  From 1990 to 1998,                Managers Trust I
                                                     he served in a variety of                    (2 portfolios)
                                                     roles with Kemper Funds, the                 and Managers
                                                     last of which was President of               Trust II (1
                                                     the Retirement Plans Group.                  portfolio).
                                                     Prior to joining Kemper, he
                                                     spent 24 years with CIGNA in
                                                     investment sales, marketing
                                                     and general management roles.

Lucinda Franks (55)          Trustee      Trustee    Journalist (1969 to Present);        5       N/A
64 East 86th Street        since 2/98**              Special Correspondent, Talk
New York, NY 10028                                   Magazine (1999-2000); Trustee
                                                     of Third Avenue Variable
                                                     Series Trust (7/99 to
                                                     Present); Trustee of Third
                                                     Avenue Trust (2/98 to Present).

Edward J. Kaier (56)            **        Nominee    Professor, University of             5       Trustee, The
111 N. Lowry's Lane                                  California at Berkeley School                Managers Funds
Rosemont, PA 19010                                   of Law since 1990.  Visiting                 (10 portfolios),
                                                     Professor, Harvard Law School                Trustee of
                                                     1998-1999.                                   Managers AMG
                                                                                                  Funds (7 portfolios),
                                                                                                  Managers Trust I (2
                                                                                                  portfolios) and
                                                                                                  Managers Trust II (1
                                                                                                  portfolio).

Marvin Moser, M.D. (78)      Trustee      Trustee    Trustee (1992 to Present) of         5       Director (1997 to
13 Murray Hill Road           since                  the Trudeau Institute, a                     Present) of
Scarsdale, NY 10583          11/94**                 medical research institute;                  Nutrition 21 Co.
                                                     Clinical Professor of Medicine               (marketing);
                                                     (1984 to Present) at Yale                    Director
                                                     University School of Medicine;               (9/00-2/02) of
                                                     Senior Medical Consultant                    Innovative
                                                     (1972 to Present) for the                    Clinical
                                                     National High Blood Pressure                 Solutions Ltd.
                                                     Education Program of the                     (pharmaceutical
                                                     National Heart, Lung and Blood               site management).
                                                     Institute; Chairman (1977);
                                                     Trustee of Third Avenue
                                                     Variable Series Trust (7/99 to
                                                     Present); Trustee or Director
                                                     of Third Avenue Trust or its
                                                     predecessor (11/94 to Present).

Eric Rakowski (44)              **        Nominee    Partner, Hepburn Willcox             5       Trustee, The
School of Law (Boalt Law)                            Hamilton & Putnam since 1977.                Managers Funds
University of California                                                                          (10 portfolios),
at Berkeley                                                                                       Trustee of
Berkeley, CA 94720-7200                                                                           Managers AMG
                                                                                                  Funds (7 portfolios),
                                                                                                  Managers Trust I (2
                                                                                                  portfolios) and
                                                                                                  Managers Trust II (1
                                                                                                  portfolio)

Martin                       Trustee      Trustee    Seymour H. Knox Professor            5       N/A
Shubik (76)                  since                   (1975 to Present) of
                             11/90**                 Mathematical and Institutional
Yale University Dept.                                Economics, Yale University;
of Economics                                         Trustee of Third Avenue
Box 2125,                                            Variable Series Trust (7/99 to
Yale Station                                         Present); Trustee or Director
New Haven, CT 06520                                  of Third Avenue Trust or its
                                                     predecessor (11/90 to Present).

Charles C. Walden (57)       Trustee      Trustee    Executive Vice-President             5       N/A
                             since 5/96**            -Investments (1973 to Present)
11 Williamsburg Circle,                              (Chief Investment Officer) of
Madison, CT 06443                                    Knights of Columbus (fraternal
                                                     benefit society
                                                     selling life insurance
                                                     and annuities);
                                                     Chartered Financial
                                                     Analyst; Trustee of
                                                     Third Avenue Variable
                                                     Series Trust (7/99 to
                                                     Present); Trustee or
                                                     Director of Third
                                                     Avenue Trust or its
                                                     predecessor (5/96 to
                                                     Present).

-------------
*   Messrs. Barse and Whitman are "interested Trustees" of the Trust due to their employment with and indirect ownership interests in the Manager.

**  Each Trustee serves until his successor is duly elected and qualified.


                            FUND SHARE OWNERSHIP

                  The following table provides information describing the dollar range of equity securities beneficially owned by each nominee for Trustee in each Fund and in the Fund Complex in the aggregate overseen or to be overseen by such nominee as of _________ 2002.


----------------------------- ---------------------------------------------------- -----------------------------------
                                                                                    Aggregate Dollar Range of Equity
                                                                                      Securities in all Registered
                                                                                    Investment Companies Overseen by
                                            Dollar Range of Equity                 Trustees in Family of Investment
      Name of Nominee                       Securities in the Funds                            Companies
----------------------------- ---------------------------------------------------- -----------------------------------
Interested Nominees
----------------------------- ---------------------------------------------------- -----------------------------------
David M. Barse                Third Avenue Value Fund -over $100,000                         over $100,000
                              Third Avenue Small Cap Value Fund -over $100,000
                              Third Avenue Real Estate Value Fund -over $100,000
                              Third Avenue International Value Fund - $50,001-
                              $100,000
----------------------------- ---------------------------------------------------- -----------------------------------
Martin J. Whitman             Third Avenue Value Fund -over $100,000                         over $100,000
                              Third Avenue Small Cap Value Fund -over $100,000
                              Third Avenue Real Estate Value Fund -over $100,000
                              Third Avenue International Value Fund -over
                              $100,000


Independent Nominees
----------------------------- ---------------------------------------------------- -----------------------------------
Jack W. Aber                  Third Avenue Value Fund -  $0
                              Third Avenue Small Cap Value Fund - $0                         $0
                              Third Avenue Real Estate Value Fund - $0
                              Third Avenue International Value Fund - $0
----------------------------- ---------------------------------------------------- -----------------------------------
Lucinda Franks                Third Avenue Value Fund -$1-10,000                             $10,001-50,000
                              Third Avenue Small Cap Value Fund -$1-10,000
                              Third Avenue Real Estate Value Fund -$1-10,000
                              Third Avenue International Value Fund -$0
----------------------------- ---------------------------------------------------- -----------------------------------
William E. Chapman II         Third Avenue Value Fund -$0                                    $0
                              Third Avenue Small Cap Value Fund -$0
                              Third Avenue Real Estate Value Fund -$0
                              Third Avenue International Value Fund - $0
----------------------------- ---------------------------------------------------- -----------------------------------
Edward J. Kaier               Third Avenue Value Fund -$0                                    over $100,000
                              Third Avenue Small Cap Value Fund -$0
                              Third Avenue Real Estate Value Fund - $0
                              Third Avenue International Value Fund - $0
----------------------------- ---------------------------------------------------- -----------------------------------
Marvin Moser                  Third Avenue Value Fund -over $100,000                         over $100,000
                              Third Avenue Small Cap Value Fund -over $100,000
                              Third Avenue Real Estate Value Fund -
                              $50,001-$100,000
                              Third Avenue International Value Fund -
                              $50,001-$100,000
----------------------------- ---------------------------------------------------- ------------------------------------
Eric Rakowski                 Third Avenue Value Fund - $0                                   $0
                              Third Avenue Small Cap Value Fund -$0
                              Third Avenue Real Estate Value Fund -$0
                              Third Avenue International Value Fund -$0
----------------------------- ---------------------------------------------------- -----------------------------------
Martin Shubik                 Third Avenue Value Fund - over $100,000                        over $100,000
                              Third Avenue Small Cap Value Fund - over $100,000
                              Third Avenue Real Estate Value Fund - over $100,000
                              Third Avenue International Value Fund - $0
----------------------------- ---------------------------------------------------- -----------------------------------
Charles C. Walden             Third Avenue Value Fund -over $100,000                         over $100,000
                              Third Avenue Small Cap Value Fund -$10,001-$50,000
                              Third Avenue Real Estate Value Fund
                              -$10,001-$50,000
                              Third Avenue International Value Fund -
                              $10,001-$50,000
----------------------------- ---------------------------------------------------- -----------------------------------

The following table provides information describing the number of shares of the Funds beneficially owned by each nominee as of __________, 2002.


---------------------------- --------------------------------------------------- -------------------------------------
                                                                                                 % of
Name of Nominee                                 Fund Shares                                  Fund Shares
                                             Beneficially Owned                              Outstanding
---------------------------- --------------------------------------------------- -------------------------------------
Interested Nominees
---------------------------- --------------------------------------------------- -------------------------------------
David M. Barse               Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Martin J. Whitman            Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Independent Nominees
---------------------------- --------------------------------------------------- -------------------------------------
Jack W. Aber                 Third Avenue Value Fund-0                                       *
                             Third Avenue Small Cap Value Fund-0
                             Third Avenue Real Estate Value Fund-0
                             Third Avenue International Value Fund-0
---------------------------- --------------------------------------------------- -------------------------------------
William E. Chapman II        Third Avenue Value Fund-0                                       *
                             Third Avenue Small Cap Value Fund-0
                             Third Avenue Real Estate Value Fund-0
                             Third Avenue International Value Fund-0
---------------------------- --------------------------------------------------- -------------------------------------
Lucinda Franks               Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Edward J. Kaier              Third Avenue Value Fund-0                                       *
                             Third Avenue Small Cap Value Fund-0
                             Third Avenue Real Estate Value Fund-0
                             Third Avenue International Value Fund-0
---------------------------- --------------------------------------------------- -------------------------------------
Marvin Moser                 Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Eric Rakowski                Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Martin Shubik                Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------
Charles C. Walden            Third Avenue Value Fund                                         *
                             Third Avenue Small Cap Value Fund
                             Third Avenue Real Estate Value Fund
                             Third Avenue International Value Fund
---------------------------- --------------------------------------------------- -------------------------------------


* As of ____, 2002, the Trustees and Nominees of the Trust own in the aggregate ____% of Third Avenue Value Fund, ___% of Third Avenue Small-Cap Value Fund, _____% of Third Avenue Real Estate Value Fund and ____% of Third Avenue International Value Fund.


                                COMPENSATION

                  The table below sets forth the compensation paid by the Funds to each of the Trustees of the Third Avenue Trust during the fiscal year ended October 31, 2001:


------------------------------------------------------ --------------------------------- ----------------------------
                                                                                             Total Compensation
                                                            Aggregate Compensation           From Registrant and
               Name and Position Held                  From Registrant For Fiscal Year          Fund Complex
                                                           Ended October 31, 2001*            Paid to Trustees*
------------------------------------------------------ --------------------------------- ----------------------------
David M. Barse, President, COO, Trustee                              $ 0                             $ 0
------------------------------------------------------ --------------------------------- ----------------------------
Phyllis W. Beck, Trustee                                             $ 0                             $ 0
------------------------------------------------------ --------------------------------- ----------------------------
Lucinda Franks, Trustee                                            $24,000                         $32,000
------------------------------------------------------ --------------------------------- ----------------------------
Gerald Hellerman, Trustee**                                        $24,750                         $33,000
------------------------------------------------------ --------------------------------- ----------------------------
Marvin Moser, M.D., Trustee                                        $24,000                         $32,000
------------------------------------------------------ --------------------------------- ----------------------------
Donald Rappaport, Trustee                                          $24,000                         $32,000
------------------------------------------------------ --------------------------------- ----------------------------
Myron M. Sheinfeld, Trustee**                                      $24,750                         $33,000
------------------------------------------------------ --------------------------------- ----------------------------
Martin Shubik, Trustee                                             $24,000                         $32,000
------------------------------------------------------ --------------------------------- ----------------------------
Charles C. Walden, Trustee**                                       $24,750                         $33,000
------------------------------------------------------ --------------------------------- ----------------------------
Barbara Whitman, Trustee                                             $ 0                             $ 0
------------------------------------------------------ --------------------------------- ----------------------------
Martin J. Whitman,  Chairman, CEO                                    $ 0                             $ 0
------------------------------------------------------ --------------------------------- ----------------------------


*        Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,140 for all Trustees as a group.
**       Audit Committee Member.

                       BOARD MEETINGS AND COMMITTEES

                  The Trust's Board of Trustees met four times during the fiscal year ended October 31, 2001. Each Trustee attended at least 75% of the meetings of the Board of Trustees.

                  The Trust's Board of Trustees has an Audit Committee composed of Messrs. Hellerman, Sheinfeld and Walden. The Audit Committee is charged with reviewing accounting matters with the Trust's independent auditors. In the fiscal year ended October 31, 2001, the Audit Committee met once. The Board of Trustees does not have any other standing committees. Each member attended the meeting of the Audit Committee.

                               RECOMMENDATION

                  The Trust's Board of Trustees recommends a vote "FOR" all the nominees.

                               PROPOSAL NO. 2
         APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE TRUST ON BEHALF OF THE FUNDS AND THE MANAGER FOR EACH FUND


                         SUMMARY OF THE TRANSACTION


                  Third Avenue Holdings LLC ("Holdings"), the parent company of the Funds' present investment adviser, has entered into agreements pursuant to which AMG, through a wholly-owned indirect subsidiary, will purchase a majority interest in Holdings. The Manager was formed by the Funds' prior investment adviser, EQSF Advisers, Inc. on May 15, 2002 to act as the successor to EQSF's business. At the time of the transaction with AMG, M.J. Whitman Advisers Inc., an affiliate of the Manager that advises separate accounts in the same style as that of the Funds, will transfer substantially all of its business to the Manager, and M.J. Whitman, Inc., an affiliated broker-dealer, will transfer substantially all of its business to MJ Whitman LLC (the "Broker"). Holdings will own 100% of each of the Manager and the Broker. This proxy statement refers to Holdings, the Manager and the Broker as "the Company." After the AMG transaction is completed, AMG will own 60% of the interests in Holdings, and the senior management of the Company (including Martin J. Whitman) and the children of Martin J. Whitman will own 40% of the interests in Holdings following the transaction.

                  Upon the closing of the AMG transaction, the Manager expects to have the same personnel with the same responsibilities as before, and a Management Committee comprised of the Manager's senior management, will conduct the day-to-day business activities of the Manager (except in limited circumstances), including portfolio management of the Funds. The firm's Management Committee is initially expected to consist of Martin J. Whitman, David M. Barse, Michael T. Carney and Curtis R. Jensen. The AMG transaction is expected to close (the "Closing") during the summer of 2002 and is subject to the satisfaction or waiver of various conditions, including (i) the approval by the shareholders of each Fund of a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Manager for each Fund (the "New Advisory Agreements") and (ii) the approval by the shareholders of the Trust of the composition arrangement of the Board of Trustees set forth in Proposal 1.

                  Upon completion of the AMG transaction, the Company will continue to operate out of its present New York offices. Martin J. Whitman, David M. Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang
T. Lie, and Michael R. Lehmann have each signed long-term employment contracts, effective upon the Closing. Upon the Closing, under the Company's organizational documents, the day-to-day operations of the Company will be conducted by its Management Committee, which will delegate day-to-day supervision of the investment process and marketing matters to an Investment Committee. The initial Management Committee is expected to consist of Messrs. Whitman, Barse, Carney and Jensen, and the initial Investment Committee is expected to consist of Messrs. Whitman, Jensen, and Barse. Except for Curtis R. Jensen, who will be joining the Management Committee and Investment Committee, these are the same persons as are presently responsible for the day-to-day operation of the Company. Except in limited circumstances, AMG generally will have no authority to manage the day-to-day operations, or participate in the investment process, of the Manager. AMG will have the contractual power to replace the Management Committee and Investment Committee members. However, AMG has informed the Trust's Board of Trustees that it has no present intention to exercise those powers. Thus, in the view of the Board of Trustees, and the Manager, the AMG transaction is not expected to result in any changes in the portfolio management and investment operations of the Funds.

                  AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management holding company which holds equity interests in investment management firms (its "Affiliates"). In connection with the equity investments AMG has made in its Affiliates, the members of the management team of each Affiliate retain or receive significant direct ownership in their firm. The management teams of AMG's Affiliates generally maintain autonomy over the day-to-day operations and independently manage such operations, and AMG does not participate in the day-to-day management or the investment process except in certain limited circumstances. AMG's affiliated investment management firms managed approximately $81 billion in assets at March 31, 2002. AMG is a public corporation and not controlled by any person.

                  Pursuant to Section 15 of the Investment Company Act, each Fund's existing Investment Advisory Agreement terminates automatically upon its "assignment," which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of Holdings and the Manager in connection with the transaction.
Section 15(a) of the Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Manager to continue to provide investment advisory services to each Fund after the Closing, the shareholders of such Fund must approve a New Advisory Agreement.

                  The AMG transaction also contemplates that the Manager, AMG and other persons will use all commercially reasonable efforts to comply with the requirements of Section 15(f) of the Act after the Closing.
Section 15(f) provides, in pertinent part, that affiliated persons (including owners) of the Manager may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the Manager which results in an assignment of the investment advisory contract if (1) for a period of three years after the time of such action, at least 75% of the members of the Board of Trustees of any investment company which it advises are not "interested persons" (as defined in the Act) of the new or old investment adviser; and (2) for a two-year period there is no "unfair burden" imposed on any such investment company as a result of the AMG transaction. The election of the nominees set forth in Proposal 1 will satisfy the foregoing 75% condition. AMG and the Manager have discussed the transaction with the Trust's Board of Trustees and the Board believes that neither AMG nor the Manager has an express or implied understanding or arrangement that would impose an unfair burden on the Trust as a result of the transaction.

                  Pursuant to the AMG transaction, Martin J. Whitman, Barbara Whitman and David M. Barse (each of whom is a trustee of the Trust) and Michael T. Carney, W. James Hall and Julie Smith (each of whom is an officer of the Trust) have agreed to sell to AMG their respective direct and indirect existing ownership interests in Holdings at the Closing in exchange for substantial cash payments to be made to them at the Closing. In addition, Messrs. Whitman, Barse, Carney and Hall and Ms. Whitman and Ms. Smith will receive substantial new minority ownership interests in Holdings at the Closing and will have certain contractual rights to sell a portion of such interests to AMG over time (in the case of Mr. Whitman and Ms. Whitman, beginning following the third anniversary of the Closing, and in the case of Messrs. Barse, Carney, Hall and Ms. Smith, beginning following the fifth anniversary of the Closing) for potentially substantial additional cash payments to be made to them at the time of such sales. Mr. Whitman and Ms. Whitman also have agreed to sell the remainder of their ownership interests in Holdings to AMG in connection with Mr. Whitman's retirement (or other termination of employment), and Messrs. Barse, Carney and Hall and Ms. Smith have agreed to sell the remainder of their ownership interests in Holdings to AMG in connection with their respective retirement (or other termination of employment). As a result of the foregoing payments, which are conditioned on the completion of the AMG transaction (which, as described above, is itself conditioned on, among other things, the approval of the board composition arrangements described in Proposal 1 and the New Advisory Agreements described in Proposal 2), these trustees and officers of the Trust have a material financial interest in the approval of the Proposals.

                          BENEFITS TO SHAREHOLDERS

                  The Board has identified the following benefits which the shareholders are expected to realize as a result of the AMG transaction:

                  1. Martin J. Whitman has entered into a new long-term employment agreement and is expected to serve on the Management Committee and the Investment Committee of the Company as of the Closing and, together with David M. Barse, Michael T. Carney and Curtis R. Jensen, continue to oversee the team of investment professionals that manage the Funds;

                  2. David M. Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie and Michael R. Lehmann, each of whom has not previously been a party to any employment contract, will be subject to long-term employment agreements and will have significant interests in Holdings, thereby providing the Funds with greater assurance of continuing to receive their services for a substantial time period.

                           THE INVESTMENT ADVISER

                  The Manager, 767 Third Avenue, New York, New York 10017, currently serves as each Fund's investment adviser. The Manager manages each Fund's investments, provides various administrative services (not otherwise provided by third parties) and supervises each Fund's daily business affairs, subject to supervision by the Trust's Board of Trustees. All investment decisions for the Funds are made by a team of the Manager's investment professionals, any of who may make recommendations subject to the final approval of each Fund's portfolio manager or another senior member of the management team to whom they may delegate the authority. The Manager currently is controlled by the Whitman family and senior employees of the Manager.

                  Information about the principal executive officers of the Manager is provided in the following table:


Name                             Position                              Address
-------------------------------- ------------------------------------- -------------------------------------------------
Martin J. Whitman                Chairman, CEO, Trustee                767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------
David M. Barse                   President, COO, Trustee               767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------
Michael T. Carney                Treasurer, CFO                        767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------
W. James Hall                    General Counsel, Secretary            767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------
Richard V.  Barry                Co-Controller                         767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------
Julie A. Smith                   Co-Controller                         767 Third Avenue New York, NY 10017-2023
-------------------------------- ------------------------------------- -------------------------------------------------


                  The Manager also serves as the adviser to one open-end mutual fund the sub-adviser to nine other open-end mutual funds. The following table provides information describing these relationships as of ________, 2002:


               OTHER FUNDS                                 MANAGEMENT                     ASSETS UNDER
         MANAGED BY THE MANAGER                              FEE***                        MANAGEMENT
-----------------------------------------------------------------------------------------------------------

Third Avenue Variable Series Trust -                   0.90%
Third Avenue Value Portfolio*

Aegon/Transamerica Series Third Avenue                 0.40%
Value**

SunAmerica Style Select Series, Inc.                   0.50% on first $100 million
Focused 2000 Value Portfolio**                         of the Fund's average daily
                                                       net assets, 0.45% on
                                                       next $100 million of
                                                       the Fund's average
                                                       daily net assets,
                                                       0.40% on amounts
                                                       over $200 million

SunAmerica Style Select Series, Inc.                   0.50% on first $100 million
Focused Multi Cap Value Portfolio**                    of the Fund's average daily
                                                       net assets, 0.45% on
                                                       next $100 million of
                                                       the Fund's average
                                                       daily net assets,
                                                       0.40% on amounts
                                                       over $200 million

Seasons Series Trust Focus Value                       0.50% on first $100 million
Portfolio**                                            of the Fund's average daily
                                                       net assets, 0.45% on
                                                       next $100 million of
                                                       the Fund's average
                                                       daily net assets,
                                                       0.40% on amounts
                                                       over $200 million

Legends Fund Third Avenue Value**                      0.40%

AXP Partners Small Cap Value Fund**                    0.50% on first $100 million
                                                       of the Fund's average daily
                                                       net assets,
                                                       0.45% on next $100 million of
                                                       the Fund's average daily net
                                                       assets,
                                                       0.40% on amounts over $200
                                                       million

AXP Variable Portfolio - Partners Small                0.50% on first $100 million
Cap Value Fund**                                       of the Fund's average daily
                                                       net assets, 0.45% on
                                                       next $100 million of
                                                       the Fund's average
                                                       daily net assets,
                                                       0.40% on amounts
                                                       over $200 million

Quintara Small Cap Value Fund**                        1.075% on first $30 million
                                                       of the Fund's average daily
                                                       net assets,
                                                       0.925% on next $120 million
                                                       of the Fund's average daily
                                                       net assets,
                                                       0.875% on amounts over $150
                                                       million****

Met Investors Series Trust Third Avenue                0.50%
Small Cap Value Portfolio**

*Advisory relationship.
**Sub advisory relationship.
***As a percentage of each fund's average daily net assets.
****Fee is subject to a monthly performance fee adjustment.

                  During the fiscal year ended October 31, 2001, Third Avenue Value Fund paid EQSF fees of $20,578,753; Third Avenue Small-Cap Value Fund paid EQSF fees of $1,722,502 and Third Avenue Real Estate Value Fund paid EQSF fees of $442,276. Third Avenue International Value Fund did not pay EQSF any fees for the fiscal year ended October 31, 2001 because the Fund did not commence operations until December 31, 2001.

                  EQSF, the former investment adviser of the Funds, formed the Manager on May 15, 2002 and contributed substantially all of its business, including its investment advisory agreement, with the Funds and the sub-advised funds in exchange for 100% of the interests in the Manager (held indirectly through Holdings).

                  Upon the closing of the transaction with AMG, the Manager expects to have the same personnel as EQSF had, with such personnel having substantially the same responsibilities for day-to-day management and investment decisions as they had while employed with EQSF. After the closing of the AMG transaction, the Manager will be controlled by AMG. Effective upon the Closing, the Management Committee of the Manager is expected to consist of Martin J. Whitman, David M. Barse, Michael T. Carney and Curtis R. Jensen, all current employees of the Manager.

                         THE EMPLOYMENT AGREEMENTS

                  Martin J. Whitman, David M. Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie, and Michael R. Lehmann, have entered into employment agreements, effective at Closing, that provide for the continued service of each of them to the Company for at least 10 years (or, in the case of Mr. Whitman, 5 years) after the Closing. Each of these employment agreements provides for these individuals to be subject to long-term non-competition and solicitation provisions following the Closing.

                      THE CURRENT ADVISORY AGREEMENTS

                  Pursuant to the current Investment Advisory Agreements between the Manager and the Trust, on behalf of each Fund (the "Current Advisory Agreements"), the Manager has been retained to manage the investments of each Fund and to provide such investment research, advice and supervision, in conformity with each Fund's investment objectives and policies, as may be necessary for the operations of each Fund.

                  The Current Advisory Agreement for each Fund is on substantially the same terms as the initial investment advisory agreement entered into in connection with the organization of the Fund. The Current Advisory Agreements for Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, were approved by shareholders on May 24, 2000 and that of the Third Avenue International Value Fund was approved by EQSF as its sole shareholder on December 31, 2001. The Current Advisory Agreements were last approved by the Board of Trustees on May 22, 2002. Each of the Current Advisory Agreements is dated May 24, 2000, except that the Current Advisory Agreement for the International Value Fund is dated November 14, 2001.

                        THE NEW ADVISORY AGREEMENTS

                  As discussed above, the Funds are asking you to approve New Advisory Agreements. The New Advisory Agreements are substantially identical to the Current Advisory Agreements (and identical with respect to fees). The discussion of the New Advisory Agreements below is qualified by reference to the form of each New Advisory Agreement attached as Appendices A, B , C and D hereto.

                  The New Advisory Agreements provide that Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund will pay an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of its net assets. Third Avenue International Value Fund will pay an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of its net assets.

                  Each New Advisory Agreement provides, among other things, that the Manager will bear all expenses of its employees and overhead incurred in connection with its duties, and that each respective Fund will pay all direct and indirect costs, charges, and expenses of or related to each Fund's business and operations, including the compensation of the Trust's trustees (other than those trustees who are officers of the Trust or interested persons of the Manager).

                  Pursuant to each New Advisory Agreement, although the Manager intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to each respective Fund, the services of the Manager are not exclusive and the Manager may provide similar services to other investment companies and other clients and may engage in other activities.

                  Each New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to each respective Fund or the shareholders of such Fund for any act or omission by the Manager in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

                  Each New Advisory Agreement permits the Manager to cause each respective Fund to pay broker-dealers, which provide brokerage and research services to the Manager, commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if the Manager determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

                  Each New Advisory Agreement, if approved by the respective Fund's shareholders, will commence at the Closing, will remain in effect for an initial two-year term and will continue indefinitely thereafter if, and so long as, such continuance is specifically approved annually by (a) the Board of Trustees of the Trust and by the vote of the "majority of the outstanding voting securities" of the respective Fund, as such term is defined in the Investment Company Act, or (b) the Board of Trustees of the Trust in the manner required by the Investment Company Act. The New Advisory Agreements may be terminated on 60 days' written notice at any time without the payment of any penalty either by the Board of Trustees or by a vote of a "majority of the outstanding voting securities" of the respective Fund, or by the Manager.

                          EVALUATION BY THE BOARD

                  On May 7 and May 21, 2002, a Special Committee of the Board comprised of Gerald Hellerman, Donald Rappaport, Myron M. Sheinfeld and Charles C. Walden met formally with their independent counsel to discuss the AMG transaction. Both before and after these meetings, the Special Committee members conferred among themselves and with counsel concerning the AMG transaction. The Committee members also interviewed the nominees for Trustees who previously had not served as Trustees. On May 22, 2002, the independent trustees of the Board of Trustees of the Trust met and discussed the AMG transaction and its possible effect on the Trust and each Fund and evaluated the New Advisory Agreements. Representatives of the Manager and AMG were present to answer questions from the Board. In evaluating the New Advisory Agreements, the Board reviewed materials furnished by the Manager and AMG relevant to its decision. Those materials included information regarding the Manager and AMG (including information describing their respective personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Funds and comparative advisory fee information. Representatives of the Manager discussed with the Board the Manager's management philosophy and methods of operation insofar as they relate to the Funds and indicated their belief that, as a consequence of the AMG transaction, the operations of the Manager and its ability to provide services to the Funds would be strengthened and would not be adversely affected. Representatives of AMG discussed with the Board AMG's management philosophy and expected relationship with the Manager and the Funds. In its deliberations, the Board considered certain terms of the AMG transaction, including, among other things, the continuity of management personnel, which it believed to be important to assure continuity of the advisory services provided by the Manager to the Funds. The Board also considered comparative information on other investment companies with similar investment objectives. In addition, the Board reviewed and discussed the terms and provisions of the New Advisory Agreements and compared fees and expenses under the New Advisory Agreements with those paid by other investment companies. The Board also considered the benefits that the Funds might obtain from AMG becoming the majority owner of the Manager.

                  In determining to recommend that the shareholders of each Fund vote to approve each respective New Advisory Agreement as being in the best interest of each Fund's shareholders, the Board noted that the advisory services to be provided by the Manager are expected to be performed by the same personnel who had previously been providing such services through EQSF and the Manager, and that the investment advisory fee rates payable by the Funds upon completion of the AMG transaction would not be any greater than those under the Current Advisory Agreements.

                  Accordingly, after consideration of the above and such other factors and information as it deemed relevant, the Board of Trustees, including all of the members of the Board present at the meeting who are not parties to the New Advisory Agreements or "interested persons" (as defined by the Investment Company Act) of the Trust, the Manager or AMG, approved each New Advisory Agreement and voted to recommend their approval to each respective Fund's shareholders.

                               RECOMMENDATION

                  After careful consideration, the Trust's Board of Trustees recommend a vote "FOR" the New Advisory Agreements between the Trust, on behalf of each of the Funds, and the Manager, to take effect upon the consummation of the transaction with AMG.


                           ADDITIONAL INFORMATION


                                  TRUSTEES

                  The following table provides information about current Trustees of the Trust who are not standing for reelection and will have been replaced by elected nominees contingent on the closing of the AMG transaction. Ms. Beck and Ms. Whitman will remain as advisory members of the Board.


   Name, Age & Address            Position(s)                       Principal Occupations Last 5 Years
   -------------------            -----------                       ----------------------------------

Interested Trustees

Phyllis W. Beck (75)                Trustee           An Associate Judge (1981 to Present) of the Superior Court
                                                      of Pennsylvania; Trustee of Third Avenue Variable Series
GSB Building Suite 800                                Trust (7/99 to Present); Trustee or Director of Third Avenue
City Line & Belmont Ave.                              Trust or its predecessor (11/92 to Present).
Bala Cynwyd, PA
19004-1611

Barbara Whitman (43)                Trustee           Director (1/02 to Present) and Registered Securities
                                                      Representative (11/96 to Present) of M.J. Whitman, Inc.;
767 Third Avenue New                                  Director (4/95 to Present) of EQSF Advisers, Inc. and Third
York, NY 10017-2023                                   Avenue Holdings LLC; Director (12/99 to Present) of the Beck
                                                      Institute for Cognitive Therapy and Research; Director (8/97 to
                                                      6/98) of Riverside Stage Company; Trustee of Third Avenue Variable
                                                      Series Trust (7/99 to Present); Trustee of Third Avenue Trust
                                                      (9/97 to Present).

Independent Trustees

Gerald Hellerman (64)               Trustee           Managing Director (8/93 to Present) of Hellerman Associates,
                                                      (financial and corporate consulting); Chief Financial
10965 Eight Bells Lane                                Analyst (1976 to 7/93) of the Antitrust Division of US
Columbia, MD 21044                                    Department of Justice; Trustee of Third Avenue Variable
                                                      Series Trust (7/99 to Present); Trustee or Director of Third
                                                      Avenue Trust or its predecessor (9/93 to Present)

Donald Rappaport (75)               Trustee           Private investor and consultant (1987 to 5/97 and 5/99 to
                                                      Present); Chief Financial and Chief Information Officer for
                                                      the US Department of Education (5/97 to 5/99); Trustee of
1619 31st Street, N.W.                                Third Avenue Variable Series Trust (7/99 to Present);
Washington, D.C. 20007                                Trustee or Director of Third Avenue Trust or its predecessor
                                                      (11/91 to 5/97) and (6/99 to Present).

Myron M. Sheinfeld (72)             Trustee           Senior Counsel (4/01 to present) of Akin, Gump, Strauss,
                                                      Hauer & Feld, LLP; Counsel to Sheinfeld, Maley & Kay P.C.
1900 Pennzoil Place,                                  (12/96 to 4/01) and Trustee of Third Avenue Variable Series
South Tower                                           Trust (7/99 to Present); Trustee or Director of Third Avenue
711 Louisiana Street                                  Trust or its predecessor (11/90 to Present). Director (1988
Houston, TX 77002                                     to Present) of Nabors Industries, Inc.; Director (11/98 to
                                                      4/01) of Anchor Glass Container Corp.; Director (6/99 to
                                                      11/00) of Repap Enterprises, Inc. (paper manufact.);
                                                      Director (8/00 to 6/01) of Southern Mineral Corp. (oil and
                                                      gas).


                                     OFFICERS OF THE TRUST

   Name, Age &
    Address                 Position(s)                         Principal Occupations Last 5 Years
    -------                 -----------                         ----------------------------------

Michael T. Carney          Treasurer and CFO          Treasurer and Chief Financial Officer (CFO) of Third Avenue
(48)                                                  Trust (3/90 to Present); Treasurer and CFO (6/99 to Present)
                                                      of Third Avenue  Variable Series Trust; Director (1/95 to
767 Third Avenue                                      Present), Executive Vice President, Chief Financial Officer
New York, NY 10017-2023                               (6/95 to Present) of M.J. Whitman, Inc.; Treasurer, Director
                                                      (1/95 to Present), Executive Vice President (6/95 to Present) and
                                                      CFO (10/92 to Present) of M.J. Whitman Advisers, Inc.; CFO (8/90
                                                      to Present) of Danielson Holding Corporation; Director (8/96 to
                                                      present) of National American Insurance Company of California; CFO
                                                      and Treasurer (5/89 to Present) of EQSF Advisers, Inc. and its
                                                      successor, Third Avenue Management LLC and Third Avenue Holdings
                                                      LLC.

Kerri Weltz                Assistant Treasurer        Assistant Treasurer (5/96 to Present) and Controller of
 (34)                                                 Third Avenue Trust (1/96 to 9/01), Controller (1/96 to 9/01)
                                                      of EQSF Advisers, Inc. and its successor Third Avenue
767 Third Avenue                                      Investment Management LLC; Assistant Treasurer (6/99 to
New York, NY 10017-2023                               Present) of Third Avenue Variable Series Trust; Controller
                                                      (8/96 to Present), of Danielson Holding Corporation;
                                                      Controller (5/96 to Present) of Martin J. Whitman & Co., Inc.

W. James Hall              General Counsel and        General Counsel and Secretary (6/00 to Present) of Third
(37)                       Secretary                  Avenue  Trust; General Counsel and Secretary (9/00 to
                                                      Present) of EQSF Advisers, Inc.., and its successor, Third
767 Third Avenue                                      Avenue Investment  Management LLC, and Third Avenue Holdings
New York, NY 10017-2023                               LLC; General Counsel and Secretary (9/00 to Present) of
                                                      Third  Avenue Variable Series Trust; General Counsel and
                                                      Secretary (12/00 to Present) of Danielson Holding
                                                      Corporation; General Counsel and Secretary (5/00 to Present)
                                                      of M.J. Whitman, Inc. and M.J. Whitman Advisers, Inc.;
                                                      Associate (2/00 to 6/00) at Paul, Weiss, Rifkind, Wharton &
                                                      Garrison LLP; Associate (11/96 to 1/00) at Morgan, Lewis &
                                                      Bockius LLP (law firms).

Julie A. Smith             Controller                 Controller (9/01 to Present), Assistant Controller (2/97 to
(31)                                                  9/01) of Third Avenue Trust; Controller (9/01 to Present),
                                                      Assistant Controller (6/99 to 9/01) of the Third Avenue
767 Third Avenue                                      Variable Series Trust; Controller (9/01 to Present),
New York, NY 10017-2023                               Assistant Controller (2/97 to 9/01) of EQSF Advisers, Inc.,
                                                      and its successor, Third Avenue Management LLC, and Third
                                                      Avenue Holdings LLC; Assistant Controller (3/99 to Present)
                                                      of Danielson Holding Corporation; Assistant Controller (2/97
                                                      to Present) of  Martin J. Whitman & Co., Inc.


                            INDEPENDENT AUDITORS

                  The Trust's Board of Trustees (including a majority of the trustees who are not "interested persons" of the Trust) have selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Funds for the fiscal year ending October 31, 2002. In such capacity, PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Funds and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

                  In connection with the fiscal year ended October 31, 2001, PricewaterhouseCoopers LLP provided various audit and non-audit services to the Trust and billed the Trust for these services as follows:

                  1. Audit Fees. Aggregate fees billed to the Trust by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Funds' financial statements for the fiscal year ended October 31, 2001 totaled $99,500.

                  2. Financial Information Systems Design and
Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended October 31, 2001 to the Trust, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Trust.

                  3. All Other Fees. Aggregate fees billed to the Trust by PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended October 31, 2001 to the Trust, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Trust, including tax related services, totaled $7,500.

                  The Board of Trustees have considered whether the provision of the non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

                               ADMINISTRATOR

                  The administrator to the Funds is PFPC, Inc. Its principal office is located at 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406.

                           PRINCIPAL UNDERWRITER

                  The principal underwriter for the Funds is M.J. Whitman, Inc. ("MJW, Inc."). Its principal office is located at 767 Third Avenue, New York NY 10017. For the fiscal year ended October 31, 2001, Third Avenue Value Fund paid brokerage commissions of $2,787,258 to MJW, Inc. representing 95% of total brokerage commissions paid by the Fund. For the fiscal year ended October 31, 2001, Third Avenue Small-Cap Value Fund paid brokerage commissions of $214,156 to MJW, Inc. representing 85% of total brokerage commissions paid by the Fund. For the fiscal year ended October 31, 2001, Third Avenue Real Estate Value Fund paid brokerage commissions of $230,253 to MJW, Inc., representing 98% of total brokerage commissions paid by the Fund. Third Avenue International Value Fund did not pay any brokerage commissions to MJW, Inc. as of October 31, 2001 because it is newly organized. In connection with the Closing, MJW, Inc. will transfer substantially all of its business to the Broker, which subsequently will act as the Funds' distributor. It is anticipated that the Funds will continue to execute portfolio transactions through the Broker following the Closing.

                             SHARES OUTSTANDING

                  At the close of business on June __, 2002 (the "Record Date"), Third Avenue Value Fund had ___ shares outstanding, Third Avenue Small Cap Value Fund had _____ shares outstanding, Third Avenue Real Estate Value Fund had ____ shares outstanding and Third Avenue International Value Fund had ___ shares outstanding.

                               REQUIRED VOTE

                  Some proposals require more votes than others to be approved. An affirmative vote of a majority of each Fund's outstanding shares on the Record Date, or if less, at least two-thirds of the shares of such Fund present at the meeting (if holders of more than 50% of the outstanding shares are present in person or by proxy) is necessary to approve its respective New Advisory Agreement. Trustees are elected by a plurality of the votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary authority. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners. Accordingly, broker non-votes will be counted as shares present for the purposes of determining whether a quorum is present and will be voted for or against any adjournment or proposal to the extent so voted by the broker. Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions effectively will be a vote against adjournment or against Proposal 2.

                      RECEIPT OF SHAREHOLDER PROPOSALS

                  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                               OTHER MATTERS

                  The Board of Trustees knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                  IF YOU WOULD LIKE TO RECEIVE A COPY OF THE LATEST ANNUAL REPORT(S) FOR ANY OF THE FUNDS, PLEASE WRITE TO THE THIRD AVENUE FUNDS AT 767 THIRD AVENUE, NEW YORK, NY 10017, ATTENTION: MARKETING DEPARTMENT, OR BY CALLING (800) 443-1021. THE COMPANIES WILL FURNISH THESE COPIES FREE OF CHARGE.

                                                     THIRD AVENUE TRUST

                                                     W. James Hall
                                                      Secretary




New York, New York
_____________2002



                                                                    Annex A

                           PRINCIPAL SHAREHOLDERS

                  Set forth below are the names and addresses of all holders of the Funds' common stock who, as of ______, 2002, beneficially owned 5% or more of the Funds' outstanding shares of common stock, the shares of common stock beneficially owned by each nominee for election to the Board of Trustees, and the shares of common stock beneficially owned by all officers and nominees to the Trust's Board of Trustees as a group.


Third Avenue Value Fund

------------------------------------------------------ ---------------------------------- ----------------------------
                  NAME AND ADDRESS                     PERCENTAGE OF THIRD AVENUE VALUE        NUMBER OF SHARES
                                                                     FUND
------------------------------------------------------ ---------------------------------- ----------------------------
Charles Schwab & Co., Inc.(1)                                       45.34%                        33,337,483
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------------------ ---------------------------------- ----------------------------
National Financial Services Corp.(2)                                12.59%                         9,259,999
P.O. Box 3908
Church Street Station
New York, NY  10008-39081
------------------------------------------------------ ---------------------------------- ----------------------------
Bear Stearns Securities Corp.(3)                                     5.03%                         3,700,643
One Metrotech Center North
Brooklyn, NY  11201-3859
------------------------------------------------------ ---------------------------------- ----------------------------


Third Avenue Small-Cap Value Fund

------------------------------------------------------ ---------------------------------- ----------------------------
                  NAME AND ADDRESS                        PERCENTAGE OF THIRD AVENUE           NUMBER OF SHARES
                                                             SMALL-CAP VALUE FUND
------------------------------------------------------ ---------------------------------- ----------------------------
Charles Schwab & Co., Inc.(1)                                       43.70%                        10,775,458
101 Montgomery Street
San Francisco, CA  941044
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
National Financial Services Corp.(2)                                20.19%                         4,978,485
P.O. Box 3908
Church Street Station
New York, NY 10008-39082
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
Donaldson Lufkin & Jenrette Securities Corporation(2)                 6.57%                         1,620,475
Mutual Funds Dept.
7th Floor
Jersey City, NJ  07399
------------------------------------------------------ ---------------------------------- ----------------------------


Third Avenue Real Estate Value Fund

------------------------------------------------------ ---------------------------------- ----------------------------
                  NAME AND ADDRESS                      PERCENTAGE OF THIRD AVENUE REAL        NUMBER OF SHARES
                                                               ESTATE VALUE FUND
------------------------------------------------------ ---------------------------------- ----------------------------
Charles Schwab & Co., Inc.(1)                                         39.42 %                        4,792,218
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------------------ ---------------------------------- ----------------------------
National Financial Services Corp.(2)                                  25.47%                         3,095,761
P.O. Box 3908
Church Street Station
New York, NY 10008-3908
------------------------------------------------------ ---------------------------------- ----------------------------
Donaldson Lufkin & Jenrette Securities Corporation(2)                  6.83%                           830,592
Mutual Funds Dept.
7th Floor
Jersey City, NJ 07399
------------------------------------------------------ ---------------------------------- ----------------------------
National Investor Services Corp. (2)                                   5.03%                           611,956
55 Water Street, 32nd Floor
New York, NY 10041
------------------------------------------------------ ---------------------------------- ----------------------------


Third Avenue International Value Fund

------------------------------------------------------ ---------------------------------- ----------------------------
                  NAME AND ADDRESS                        PERCENTAGE OF THIRD AVENUE           NUMBER OF SHARES
                                                           INTERNATIONAL VALUE FUND
------------------------------------------------------ ---------------------------------- ----------------------------
Bear Stearns Securities Corp.(3)                                      23.16 %                          129,156
One Metrotech Center North
Brooklyn, NY  11201-3859
------------------------------------------------------ ---------------------------------- ----------------------------
Raymond James Financial Services Corp.(2)                             23.10 %                          128,823
880 Carillon Parkway
P.O. Box 12749
St. Petersburg, FL  33733-2749
------------------------------------------------------ ---------------------------------- ----------------------------
Charles Schwab & Co., Inc. (1)                                        12.94 %                           72,156
101 Montgomery Street
San Francisco, CA  94104
------------------------------------------------------ ---------------------------------- ----------------------------
National Financial Services Corp.(2)                                  12.32%                            68,694
P.O. Box 3908
Church Street Station
New York, NY 10008-3908
------------------------------------------------------ ---------------------------------- ----------------------------

1        Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.
2        Donaldson Lufkin & Jenrette Securities Corporation, National Financial Services Corp.,
         National Investor Services Corp., and Raymond James Financial Services are broker-dealers holding shares for the benefit of their respective clients.
3        Bear Stearns Securities Corp., is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Funds' affiliated broker-dealer, principal underwriter and distributor.




                                                                  EXHIBIT A


                   FORM OF INVESTMENT ADVISORY AGREEMENT


                  Investment Advisory Agreement dated as of _________2002, between Third Avenue Trust (the "Trust"), a Delaware business trust, on behalf of its series, Third Avenue Value Fund (the "Fund"), and Third Avenue Management LLC (the "Adviser"), a Delaware limited liability company.

                  In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  1. In General

                  The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

                  2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund

                  (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with the Adviser or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

                  (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law; (iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time;
(iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

                  (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowing; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; (xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                  (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

                  (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

                  3. Portfolio Transactions

                  In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman LLC and Private Debt LLC; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

                  4. Compensation of the Adviser

                  (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 0.90% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                  (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

                  5. Indemnity

                  (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

                  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  6. Duration and Termination

                  This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

                  This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

                  It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the words "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

                  7. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  8. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                    THIRD AVENUE TRUST, FOR THE THIRD AVENUE
                                    VALUE FUND SERIES


                                    By   ___________________________________
                                         Name:
                                         Title:


                                    THIRD AVENUE MANAGEMENT LLC


                                    By:  __________________________________
                                         Name:
                                         Title:





                                                                  EXHIBIT B


                   FORM OF INVESTMENT ADVISORY AGREEMENT


                  Investment Advisory Agreement dated as of _________2002, between Third Avenue Trust (the "Trust"), a Delaware business trust, on behalf of its series, Third Avenue Small-Cap Value Fund (the "Fund"), and Third Avenue Management LLC (the "Adviser"), a Delaware limited liability company.

                  In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  9. In General

                  The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

                  10. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund

                  (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with the Adviser or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

                  (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law; (iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time;
(iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

                  (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowing; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; (xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                  (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

                  (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

                  11. Portfolio Transactions

                  In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman LLC and Private Debt LLC; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

                  12. Compensation of the Adviser

                  (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 0.90% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                  (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

                  13. Indemnity

                  (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

                  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  14. Duration and Termination

                  This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

                  This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

                  It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the words "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

                  15. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  16. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                     THIRD AVENUE TRUST, FOR THE THIRD AVENUE
                                     SMALL-CAP VALUE FUND SERIES


                                     By   ___________________________________
                                          Name:
                                          Title:


                                     THIRD AVENUE MANAGEMENT LLC


                                     By:  ___________________________________
                                          Name:
                                          Title:



                                                                  EXHIBIT C


                   FORM OF INVESTMENT ADVISORY AGREEMENT


                  Investment Advisory Agreement dated as of _________2002, between Third Avenue Trust (the "Trust"), a Delaware business trust, on behalf of its series, Third Avenue Real Estate Value Fund (the "Fund"), and Third Avenue Management LLC (the "Adviser"), a Delaware limited liability company.

                  In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  17. In General

                  The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

                  18. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund

                  (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with the Adviser or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

                  (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law; (iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time;
(iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

                  (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowing; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; (xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                  (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

                  (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

                  19. Portfolio Transactions

                  In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman LLC and Private Debt LLC; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

                  20. Compensation of the Adviser

                  (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 0.90% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                  (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

                  21. Indemnity

                  (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

                  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  22. Duration and Termination

                  This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

                  This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

                  It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the words "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

                  23. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  24. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.


                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                  THIRD AVENUE TRUST, FOR THE THIRD AVENUE REAL ESTATE VALUE FUND SERIES


                                  By  ______________________________________
                                      Name:
                                      Title:


                                  THIRD AVENUE MANAGEMENT LLC


                                  By: _____________________________________
                                      Name:
                                      Title:


                                                                  EXHIBIT D


                   FORM OF INVESTMENT ADVISORY AGREEMENT


                  Investment Advisory Agreement dated as of _________2002, between Third Avenue Trust (the "Trust"), a Delaware business trust, on behalf of its series, Third Avenue International Value Fund (the "Fund"), and Third Avenue Management LLC (the "Adviser"), a Delaware limited liability company.

                  In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  25. In General

                  The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Trust. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Trustees of the Trust. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

                  26. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund

                  (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract separately with the Adviser or others to provide administrative services to the Fund, including but not limited to, the calculation of net asset value of the Fund's shares.

                  (b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provisions of law; (iii) the provisions of the Trust Instrument and By-Laws of the Trust, as such documents are amended from time to time;
(iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Fund's Prospectus (including its Statement of Additional Information) and (v) any policies and determinations of the Board of Trustees of the Trust.

                  (c) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Fund shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowing; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's administrator, custodian, transfer agent and other service providers; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Trust's trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; (xvii) expenses of redemption of shares and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                  (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement, provided, however, that the foregoing shall not constitute a waiver of any rights which the Fund may have which may not be waived under applicable law.

                  (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its directors, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

                  27. Portfolio Transactions

                  In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, M.J. Whitman LLC and Private Debt LLC; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker or obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

                  28. Compensation of the Adviser

                  (a) The Fund agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 1.25% of the Fund's daily average net assets for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                  (b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

                  29. Indemnity

                  (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

                  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  30. Duration and Termination

                  This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

                  This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days written notice (which may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

                  It is understood and hereby agreed that the name "Third Avenue" and any associated logo and mask are the property of the Adviser for copyright and other purposes. The Fund further agrees that the words "Third Avenue" may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the words "Third Avenue"; provided, however, that the Fund may continue to use the words "Third Avenue" if the Adviser consents in writing to such use.

                  31. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  32. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                      THIRD AVENUE TRUST, FOR THE THIRD AVENUE
                                      INTERNATIONAL VALUE FUND SERIES


                                      By  ___________________________________
                                          Name:
                                          Title:


                                      THIRD AVENUE MANAGEMENT LLC


                                      By: __________________________________
                                          Name:
                                          Title:




                             FORM OF PROXY CARD
               PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               July __, 2002

              THIRD AVENUE REAL ESTATE VALUE FUND (the "Fund")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints ____, _____ and _____ as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common shares of Third Avenue Real Estate Value Fund (the "Fund") held of record by the undersigned on June __, 2002 at the Annual Meeting of Shareholders of the Trust to be held on July __, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                  PLEASE MARK BOXES IN BLUE OR BLACK INK.

               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                 USING THE ENCLOSED POSTAGE PAID ENVELOPE.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------






[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                    THIRD AVENUE REAL ESTATE VALUE FUND

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                  [_]

Vote on Proposals:

1.   Election of Trustees:

     David M. Barse, Martin J. Whitman, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski,
     Martin Shubik and Charles C. Walden

                                [   ]            [    ]            ----------
                                For All          Withhold from     For All
                                Nominees         All Nominees      Nominees
                                                                   except as
                                                                   noted above



2. To approve a new Investment Advisory Agreement for the Fund between Third Avenue Trust, on behalf of the Fund, and Third Avenue Management LLC

                                [   ]            [   ]              [    ]
                                  For            Against            Abstain



Please be sure to sign and date this proxy.                              Date



                             FORM OF PROXY CARD
               PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               July __, 2002

                    THIRD AVENUE VALUE FUND (the "Fund")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints ____, _____ and _____ as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common shares of Third Avenue Value Fund (the "Fund") held of record by the undersigned on June __, 2002 at the Annual Meeting of Shareholders of the Trust to be held on July __, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                  PLEASE MARK BOXES IN BLUE OR BLACK INK.

               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                 USING THE ENCLOSED POSTAGE PAID ENVELOPE.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------



[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                          THIRD AVENUE VALUE FUND

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                 [_]

Vote on Proposals:

1.       Election of Trustees:

         David M. Barse, Martin J. Whitman, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski, Martin Shubik and Charles C. Walden

                              [   ]            [    ]            ---------
                              For All          Withhold from     For All
                              Nominees         All Nominees      Nominees
                                                                 except as
                                                                 noted above


2. To approve a new Investment Advisory Agreement for the Fund between Third Avenue Trust, on behalf of the Fund, and Third Avenue Management LLC

                               [    ]           [   ]             [    ]
                               For              Against           Abstain



Please be sure to sign and date this proxy.                            Date




                             FORM OF PROXY CARD
               PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               July __, 2002

               THIRD AVENUE SMALL-CAP VALUE FUND (the "Fund")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints ____, _____ and _____ as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common shares of Third Avenue Small-Cap Value Fund (the "Fund") held of record by the undersigned on June __, 2002 at the Annual Meeting of Shareholders of the Trust to be held on July __, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                  PLEASE MARK BOXES IN BLUE OR BLACK INK.

            SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                    THE ENCLOSED POSTAGE PAID ENVELOPE.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                     THIRD AVENUE SMALL-CAP VALUE FUND

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                 [_]

Vote on Proposals:

1.       Election of Trustees:

         David M. Barse, Martin J. Whitman, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski, Martin Shubik and Charles C. Walden

                              [   ]            [    ]            ----------
                              For All          Withhold from     For All
                              Nominees         All Nominees      Nominees
                                                                 except as
                                                                 noted above


2. To approve a new Investment Advisory Agreement for the Fund between Third Avenue Trust, on behalf of the Fund, and Third Avenue Management LLC

                             [    ]           [   ]             [    ]
                             For              Against           Abstain



Please be sure to sign and date this proxy.                         Date





                             FORM OF PROXY CARD
               PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               July __, 2002

             THIRD AVENUE INTERNATIONAL VALUE FUND (the "Fund")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints ____, _____ and _____ as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common shares of Third Avenue International Value Fund (the "Fund") held of record by the undersigned on June __, 2002 at the Annual Meeting of Shareholders of the Trust to be held on July __, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                  PLEASE MARK BOXES IN BLUE OR BLACK INK.

               SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                 USING THE ENCLOSED POSTAGE PAID ENVELOPE.


HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------

--------------------------------            ---------------------------------


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                   THIRD AVENUE INTERNATIONAL VALUE FUND

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                     [_]

Vote on Proposals:

1.       Election of Trustees:

         David M. Barse, Martin J. Whitman, Jack W. Aber, William E. Chapman II, Lucinda Franks, Edward J. Kaier, Marvin Moser, Eric Rakowski, Martin Shubik and Charles C. Walden

                             [   ]            [    ]            ----------
                             For All          Withhold from     For All
                             Nominees         All Nominees      Nominees
                                                                except as
                                                                noted above

2. To approve a new Investment Advisory Agreement for the Fund between Third Avenue Trust, on behalf of the Fund, and Third Avenue Management LLC

                             [    ]           [   ]             [    ]
                             For              Against           Abstain



Please be sure to sign and date this proxy.                           Date